SUPPLEMENT TO THE PROSPECTUSES

                       CREDIT SUISSE EMERGING GROWTH FUND
                       CREDIT SUISSE SMALL CAP GROWTH FUND

The following information supersedes certain information in the funds' Prospectuses.

     CREDIT SUISSE EMERGING GROWTH FUND ONLY

          The Credit Suisse Small/Mid-Cap Growth Team is now responsible for the day-to-day portfolio management of the fund. The team currently consists of Elizabeth B. Dater, Roger M. Harris, Sammy Oh and Robert S. Janis (see biography below). Effective on or about September 30, 2003, Ms. Dater will no longer be a member of the team.

     Team Member Biography

          ROBERT S. JANIS, Managing Director, is a portfolio manager and analyst specializing in post-venture capital, distribution management and small-capitalization U.S. equity portfolios. He joined Warburg Pincus Asset Management, Inc. (Warburg Pincus) in 1994 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a Vice President and senior equity analyst at U.S. Trust Company of New York. Mr. Janis holds a B.A. in Economics from the University of Pennsylvania and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.

     CREDIT SUISSE SMALL CAP GROWTH FUND ONLY

          The Credit Suisse Small/Mid-Cap Growth Team is now responsible for the day-to-day portfolio management of the fund. The team currently consists of Elizabeth B. Dater, Sammy Oh, Roger M. Harris and Robert S. Janis (see biographies below). Effective on or about September 30, 2003, Ms. Dater will no longer be a member of the team.

     Team Member Biographies

          ROGER M. HARRIS, Managing Director, joined Warburg Pincus Asset Management, Inc. (Warburg Pincus) in 1996 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a portfolio manager and research analyst at Centennial Associates and Spears, Benzak, Salomon & Farrell, and a vice president in charge of listed derivatives sales at both Donaldson, Lufkin & Jenrette and Smith Barney, Harris Upham. Mr. Harris holds a B.A. in Managerial Economics from Union College and an M.B.A. from the Harvard Graduate School of Business.

          ROBERT S. JANIS, Managing Director, is a portfolio manager and analyst specializing in post-venture capital, distribution management and small-capitalization U.S. equity portfolios. He joined Warburg Pincus in 1994 and came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus. Previously, he was a Vice President and senior equity analyst at U.S. Trust Company of New York. Mr. Janis holds a B.A. in Economics from the University of Pennsylvania and an M.B.A. in Finance from the University of Pennsylvania's Wharton School.



     Dated: July 24, 2003                                           16-0703
                                                                    for
                                                                    WPUSS
                                                                    ADEMG
                                                                    CSEGA
                                                                    CSSCA
                                                                    2003-039